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                                                                    Exhibit 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement of Atrix Laboratories, Inc. on Form S-8 of our report dated January 24, 1997, included in the Annual Report on Form 10-K of Atrix Laboratories, Inc. for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP
Denver, Colorado
June 11, 1997